Filed pursuant to 497(e)

File Nos. 333-84639 and 811-09521

AMG FUNDS

AMG GW&K Trilogy Emerging Markets Equity Fund

(formerly AMG Trilogy Emerging Markets Equity Fund)

Supplement dated July 1, 2019 to the Prospectus, dated March 1, 2019, as supplemented April 16, 2019, and the Statement of Additional Information, dated March 1, 2019, as revised March 14, 2019, and as supplemented April 16, 2019

The following information supplements and supersedes any information to the contrary relating to AMG GW&K Trilogy Emerging Markets Equity Fund (formerly AMG Trilogy Emerging Markets Equity Fund) (the “Fund”), a series of AMG Funds (the “Trust”), contained in the Fund’s Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”), dated, revised and supplemented as noted above.

Effective immediately, Brad Miller, CFA, serves as a portfolio manager of the Fund. Pablo Salas, William Sterling, and Brad Miller are jointly and primarily responsible for the day-to-day management of the Fund. Accordingly, all references in the Prospectus and SAI to the portfolio managers of the Fund shall refer to Messrs. Salas, Sterling and Miller.

In addition, effective immediately, the Prospectus is hereby revised as follows:

The section under “Summary of the Funds – AMG GW&K Trilogy Emerging Markets Equity Fund” titled “Portfolio Management – Portfolio Managers” on page 5 is hereby deleted and replaced with the following:

Portfolio Managers

Pablo Salas

Portfolio Manager of GW&K; Portfolio Manager of the Fund since its inception in March 2011.

William Sterling

Global Strategist of GW&K; Portfolio Manager of the Fund since its inception in March 2011.

Brad Miller, CFA

Portfolio Manager of GW&K; Portfolio Manager of the Fund since July 2019.

The first paragraph in the section under “Additional Information About the Funds – Fund Management” titled “AMG GW&K Trilogy Emerging Markets Equity Fund” on page 18 is hereby deleted and replaced with the following:

The Fund is managed by a team of portfolio managers at GW&K. Pablo Salas, William Sterling, and Brad Miller, CFA, serve as the portfolio managers jointly and primarily responsible for the day-to-day management and strategic oversight of the Fund’s investments. Mr. Salas and Mr. Sterling have each served as a co-manager of the Fund since its inception, formerly as employees of Trilogy Global Advisors, LP (“Trilogy”), the Fund’s previous subadviser, and currently as employees of GW&K. Mr. Salas serves as Portfolio Manager at GW&K, a position he has held since 2019. Previously, Mr. Salas served as the lead for Trilogy’s Emerging Markets Equity Strategy, and served as a Managing Director and Senior Portfolio Manager of Trilogy since 2005. Mr. Sterling serves as Global Strategist at GW&K, a position he has held since 2019. Previously, Mr. Sterling served as the Chief Executive Officer, Chairman, Chief Investment Officer, and Senior Portfolio Manager of Trilogy since 1999. Mr. Miller has served as a co-manager of the Fund since July 2019. He serves as Portfolio Manager at GW&K, a position he has held since 2019. Previously, Mr. Miller served as Investment Analyst at Trilogy since 2007.

In addition, effective immediately, the SAI is hereby revised as follows:

In the section “Management of the Funds – Portfolio Managers of the Funds – Other Accounts Managed by the Portfolio Managers” beginning on page 53, the following information is hereby added for Mr. Miller with respect to the Fund, which is as of March 31, 2019:

Portfolio Manager: Brad Miller

Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based*	Assets Managed For Which Advisory Fee is Performance Based ($ millions)*
Registered Investment Companies	1	$177	None	$0
Other Pooled Investment Vehicles	1	$836	1	$128
Other Accounts	2	$583	None	$0

*

While certain pooled investment vehicles may pay GW&K a fee based on the assets under management, certain investors in the pooled investment vehicles may have negotiated performance fee arrangements directly with GW&K. For purposes of this disclosure, each investor that has a performance fee arrangement is counted as an “account” and the total assets in the pooled investment vehicle that have a performance component are included in the respective column for assets that have a performance fee.

In the section “Management of the Funds – Portfolio Managers of the Funds – Portfolio Managers’ Ownership of Fund Shares” on page 56, the following information is hereby added for Mr. Miller with respect to the Fund, which is as of March 31, 2019:

AMG GW&K Trilogy Emerging Markets Equity Fund

Mr. Miller: None

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE